UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 15, 2018

Viavi Solutions Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6001 America Center Drive, 6th Floor, San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)
(408) 404-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On March 15, 2018, Viavi Solutions Inc. (“VIAVI” or the “Company”) completed its previously announced acquisition of the AvComm and Wireless Test and Measurement businesses of Cobham plc, a private company limited by shares incorporated under the laws of England and Wales (“Cobham”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company and certain affiliates of Cobham, whereby the Company purchased all of the outstanding equity interests of Aeroflex Wichita, Inc., a Delaware corporation; Aeroflex France SAS, a French société par actions simplifiée; Aeroflex Ireland Limited, a private company limited by shares incorporated under the laws of Ireland; and Aeroflex Limited, a private company limited by shares incorporated under the laws of England and Wales (collectively, the “Acquired Companies”, and such transaction, the “Acquisition”).
Pursuant to the terms of the Purchase Agreement, VIAVI paid a base purchase price of $455,000,000, subject to certain customary closing adjustments for cash, indebtedness, net working capital and transaction expenses.
Concurrently with the closing of the Acquisition, the Sellers, VIAVI and the Acquired Companies entered into a transition services agreement, pursuant to which the Sellers and the Acquired Companies will provide each other certain services, for specified periods to accommodate the transition of the Avcomm and Wireless Test and Measurement businesses to VIAVI.
The foregoing summary of the Purchase Agreement and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K filed on February 2, 2018 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On March 16, 2018, VIAVI issued a press release announcing the completion of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 7.01.
The information in Item 7.01 on this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’), or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.
Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

(b)	Pro Forma Financial Information
The financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) have not been included in this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by VIAVI on March 16, 2018

Forward-Looking Statements
This Current Report on Form 8-K and the exhibit incorporated by reference herein contain forward-looking statements as defined in the Securities Exchange Act of 1934 and are subject to the safe harbors created therein. The forward-looking statements contained herein and therein include, but are not limited to, information regarding the ability of VIAVI and the Sellers to complete the Acquisition, including the satisfaction of the conditions to the consummation of the Acquisition, and VIAVI’s estimated or anticipated future results of operations. These forward-looking statements involve risks and uncertainties that could cause VIAVI’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, unforeseen changes in the strength of customers’ businesses; unforeseen changes in the demand for current and new products, technologies, and services; customer purchasing decisions and timing; unforeseen changes in future revenues, earnings and profitability of VIAVI or the Acquired Companies; the risk that VIAVI is not able to realize the savings or benefits expected from integration of the Acquired Companies; the risk that the required regulatory approvals for the proposed Acquisition are not obtained, are delayed or are subject to conditions that are not anticipated; and those risks and uncertainties discussed in VIAVI’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 29, 2017 and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 7, 2018.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viavi Solutions Inc.

	By:	/s/ Kevin Siebert
Kevin Siebert
Senior Vice President, General Counsel and Secretary

March 16, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by VIAVI on March 16, 2018